Exhibit 99.2

1Q 2013 Stockholder Supplement May 1, 2013

This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms.  Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to integrate the commercial mortgage business; our ability to consummate any contemplated investment opportunities; risks associated with the businesses of our subsidiaries, including the investment advisory business of our wholly-owned subsidiaries, including: the removal by clients of assets managed, their regulatory requirements, and competition in the investment advisory business; risks associated with the broker-dealer business of our wholly-owned subsidiary; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended.  For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Safe Harbor Notice

For the quarters ended  March 31,  March 31,  December 31,  2013  2012  2012  Total interest income  $737,217  $854,895  $756,661  Total economic interest expense (1)  403,066  352,685  413,646  Economic net interest income (1)  $334,151  $502,210  $343,015  Net income (loss)  $870,278  $901,806  $700,495  Net income (loss) available (related) to common shareholders  852,286  897,868  680,778  Earnings per common share  $0.90  $0.92  $0.70  Adjusted net income (loss) (2)  $464,417  $529,290  $465,101  Adjusted net income (loss) available (related) to common shareholders (2)  446,425  525,352  445,384  Adjusted earnings per common share (2)  $0.47  $0.54  $0.46  Dividends declared per common share  $0.45  $0.55  $0.45  Annualized return on average equity  22.29%  22.73%  16.97%  Annualized adjusted return on average equity (2)  11.90%  13.34%  11.27%  Common stock book value per share  $15.19  $16.18  $15.85  Leverage  6.6x  5.8x  6.5x  Total Agency mortgage-backed securities and debentures  $112,226,950  $111,790,839  $126,972,775  Annualized yield on average interest-earning assets  2.37%  3.23%  2.45%  Annualized cost of funds on average interest-bearing liabilities  1.46%  1.52%  1.50%  Annualized Interest rate spread  0.91%  1.71%  0.95%  Weighted average three-month constant prepayment rate (CPR)  18%  19%  19%  Unaudited, dollars in thousands except per share amounts Summary Performance  (1) Includes realized gains / losses on interest rate swaps.  (2) Adjusted net income excludes unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities and net loss on extinguishment of the 4% Convertible Notes.

4.37%  1.82% 0.86%  0.07%  16.97% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 22.5% 25.0%  4Q12 ROE Realized / unrealized gains / losses on inv. and trading assets Convertible debt extinguishment loss Coupon income Unrealized gains / losses on interest rate swaps Economic interest expense(1) Net amortization of premiums and accretion of discounts Other(2) 1Q13 ROE  (1.19%)  (0.31%) (0.30%)  22.29%    Unaudited Change from 4Q12 to 1Q13 Annualized Return on Average Equity  Note: Graph shows relative changes in contribution from 4Q12 to 1Q13. For example, no loss on extinguishment of convertible notes was recognized in 1Q13 so annualized ROE increased by 1.82% in 1Q13 versus 4Q12.  (1) Includes realized gains / losses on interest rate swaps.  (2) All other items include investment advisory and other fee income, dividend income from affiliates, general and administrative expenses, realized gains / losses on termination of interest rate swaps and income taxes.    Loss on extinguishment of convertible notes

Unaudited    Change from 4Q12 to 1Q13    Annualized Adjusted Return on Average Equity    Note: Graph shows relative changes in contribution from 4Q12 to 1Q13. For example, economic interest expense decreased annualized adjusted ROE by 0.30% more in 1Q13 than it did in 4Q12.  (1) Includes realized gains / losses on interest rate swaps.  (2) All other items include investment advisory and other fee income, dividend income from affiliates, general and administrative expenses, realized gains / losses on termination of interest rate swaps and income taxes.   1.57%    0.86%    11.27%    0.00%   2.00%   4.00%   6.00%   8.00%   10.00%   12.00%   14.00%   4Q12 Adjusted ROE   Realized gains / losses on inv. and trading assets   Coupon income   Economic interest expense(1)   Net amortization of premiums and accretion of discounts   Other(2)   1Q13 Adjusted ROE    (0.30%)    (0.31%)    (1.19%) 11.90%

Unaudited, dollars in thousands    Reconciliation of 1Q13 Net income to Adjusted net income(1)   Adjusted Net Income    (1) Adjusted net income excludes unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities.    $464,417    ($80,127 )    ($325,734)    $870,278    $0   $100,000   $200,000   $300,000   $400,000   $500,000   $600,000   $700,000   $800,000   $900,000   Net income   Unrealized gains / losses on Agency interest-only MBS   Unrealized gains / losses on interest rate swaps   Adjusted net income

Annualized Interest Rate Spread

Unaudited



Change from 4Q12 to 1Q13
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.95%
0.05%
0.04%
(0.13%)
0.91%
4Q12 Annualized interest rate spread
Net amortization of premiums and accretion of discounts
Cost of funds on average interest-bearing liabilities(1)
Coupon on average interest-earning assets
1Q13 Annualized interest rate spread

Note: Graph shows relative changes in contribution from 4Q12 to 1Q13. For example, net amortization of premiums and accretion of discounts decreased annualized interest rate spread by 0.05% less in 1Q13 than it did in 4Q12.
(1) Includes realized gains / losses on interest rate swaps.

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Unaudited, numbers in thousands except per share amounts    Common Equity    Change from 4Q12 to 1Q13  Balance  Common Shares  Book Value  Outstanding  per Share  December 31, 2012 common equity  $15,011,385  947,213  $15.85  Net income  870,278  Other comprehensive income (loss)  (1,049,994)  Contingent beneficial conversion feature on 4% Convertible Senior Notes  3,963  Preferred dividends declared  (17,992)  Common dividends declared  (426,173)  Common equity balance prior to common stock transactions  $14,391,467  947,213  $15.19  Exercise of stock options and net proceeds from direct purchase and dividend reinvestment  1,026  70  Stock option expense and long-term compensation expense  817  10  March 31, 2013 common equity  $14,393,310  947,293  $15.19

Unaudited, dollars in thousands Agency MBS Portfolio Net Premium and Discount Balance and Constant Prepayment

Rate $3,820,276  $4,467,122  $5,453,012  $5,833,988  $5,367,186  19%  19%  20%  19%  18%  24.0%  27.4%  31.9%  36.6%  35.1%  0% 10% 20% 30% 40% 50% 60% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 1Q12 2Q12 3Q12 4Q12 1Q13   Net premium and discount balance  Weighted average three-month constant prepayment rate  Net premium and discount balance as % of stockholders’ equity

Unaudited, dollars in thousands    Interest Rate Swaps and Repurchase Agreements as of March 31, 2013    (1) Of the total repurchase agreements, approximately 11% have a remaining maturity over one year.    Interest Rate Swaps  Maturity  Current Notional  Weighted Avg.  Weighted Avg.  Weighted Avg.  Pay Rate  Receive Rate  Years to Maturity  0-3 years  $21,729,950  2.08%  0.22%  2.14  3-6 years  16,047,600  1.60%  0.24%  3.96  6-10 years  6,450,000  2.47%  0.25%  7.58  Greater than 10 years  3,995,250  3.39%  0.23%  19.27  Total/Weighted Avg.  $48,222,800  2.08%  0.23%  4.89  Repurchase Agreements  Maturity  Principal Balance  Weighted Avg. Rate  Within 30 days  $33,115,680  0.43%  30 to 59 days  13,129,666  0.44%  60 to 89 days  8,705,572  0.36%  90 to 119 days  11,103,023  0.47%  Over 120 days(1)  34,269,001  0.91%  Total / Weighted Avg.  $100,322,942  0.59%

Unaudited Interest Rate and Liability Management    Note: Rates do not take into consideration outstanding Convertible Senior Notes. 127 216 220 197

202  0.49%  0.59%  0.61%  0.63%  0.59%  2.11%  1.99%  1.96%  1.97%  1.85%  100 120 140 160 180 200 220 240 0.25% 0.75% 1.25%  1.75%  2.25%  2.75%  3.25% 1Q12 2Q12 3Q12 4Q12 1Q13Weighted average days to maturity on interest-bearing liabilities Weighted average net rate on interest rate swaps Weighted average rate on repurchase agreements

Agency MBS and Debentures Overview as of March 31, 2013

Unaudited, dollars in thousands

Agency Fixed-Rate Securities

Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-month CPR	Estimated Fair Value
<=15 years	$2,640,347	3.0%	4.07%	103.9%	106.8%	17.1%	21.7%	$2,820,193
20 years	10,961,060	12.3%	3.66%	104.4%	106.4%	1.2%	15.3%	11,659,344
>=30 years	74,889,878	84.3%	4.02%	105.0%	106.7%	8.1%	17.9%	79,912,287
Callables	340,798	0.4%	2.65%	99.4%	99.5%	0.0%	0.0%	338,959
Total/Weighted Avg. (1)	**$88,832,083**	**100.0%**	**3.97%**	**104.9%**	**106.6%**	**7.5%**	**17.7%**	**$94,730,783**

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-month CPR	Estimated Fair Value
0-24 months	$2,905,860	34.3%	3.25%	100.3%	105.4%	96.5%	20.6%	$3,062,007
25-40 months	343,727	4.1%	4.14%	101.8%	104.9%	23.6%	31.8%	360,093
41-60 months	649,708	7.7%	5.15%	101.2%	107.2%	62.9%	37.8%	695,381
61-90 months	351,962	4.2%	4.26%	103.0%	106.9%	11.7%	36.6%	376,348
>90 months	563,530	6.7%	3.53%	103.2%	105.3%	0.0%	28.8%	593,138
Step-Ups	3,633,125	43.0%	2.23%	99.9%	100.0%	0.0%	0.0%	3,631,320
Total/Weighted Avg. (1)	**$8,447,912**	**100.0%**	**3.05%**	**100.6%**	**103.3%**	**69.3%**	**25.8%**	**$8,718,287**

(1) Weighted averages for % originated pre-June 2009 and three-month CPR exclude Callables and Step-Up securities.

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1212Unaudited, dollars in thousands Agency MBS and Debentures Overview as of March 31, 2013 (cont’d.) Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations Type Current % Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Fair Value Face Value Coupon Amortized Cost Fair Value HARP 3-month CPR Fixed-Rate $7,658,836 99.8% 3.95% 102.5% 104.8% 19.3% 28.9% $8,022,717 Floating-Rate 12,959 0.2% 0.70% 99.0% 97.2% 100.0% 16.9% 12,590 Total/Weighted Avg. $7,671,795 100.0% 3.94% 102.5% 104.8% 19.4% 28.9% $8,035,307 Agency Interest-Only Collateralized Mortgage-Backed Obligations Type Current % Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Fair Value Notional Value Coupon Amortized Cost Fair Value HARP 3-month CPR Interest-Only $5,612,407 94.6% 3.83% 13.3% 12.2% 17.5% 18.6% $682,332 Inverse Interest-Only 319,915 5.4% 6.28% 19.1% 18.8% 0.0% 15.6% 60,241 Total/Weighted Avg. $5,932,322 100.0% 3.96% 13.6% 12.6% 16.6% 18.4% $742,573

Agency Fixed-Rate Portfolio Not Subject to HARP

Unaudited, dollars in thousands

<=15 Years Weighted Average Maturity					
Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-month CPR
Generic	$1,810,054	3.90%	103.8%	106.9%	23.9%
Loan Balance <=$175k	264,800	3.15%	105.2%	106.1%	3.6%
Loan-to-Value >=81	105,749	3.00%	106.0%	106.0%	6.1%
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	8,674	4.00%	104.1%	105.0%	22.4%
Weighted Average		3.77%	104.1%	106.8%	20.6%

20 Years Weighted Average Maturity					
Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-month CPR
Generic	$10,185,084	3.65%	104.3%	106.3%	15.3%
Loan Balance <=$175k	463,568	3.55%	106.4%	107.1%	13.5%
Loan-to-Value >=81	180,320	3.54%	106.0%	106.7%	8.8%
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	-	-	-	-	-
Weighted Average		3.64%	104.4%	106.3%	15.1%

>=30 Years Weighted Average Maturity					
Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-month CPR
Generic	$24,045,503	3.98%	104.1%	106.3%	21.0%
Loan Balance <=$175k	11,338,474	3.73%	106.4%	107.2%	8.9%
Loan-to-Value >=81	21,370,804	3.80%	106.6%	107.1%	7.1%
100% Investor Owned	4,665,667	3.94%	106.2%	107.0%	18.4%
Jumbo Conforming	7,705,159	3.86%	102.4%	104.3%	35.4%
Weighted Average		3.87%	105.2%	106.5%	16.1%

Note: Portfolio data as of March 31, 2013. Certain securities are classified under more than one category.

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Agency Fixed-Rate Portfolio Subject to HARP

Unaudited, dollars in thousands

<=15 Years Weighted Average Maturity					
Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-month CPR
Generic	$351,393	5.45%	102.7%	107.0%	29.4%
Loan Balance <=$175k	99,677	5.68%	102.8%	107.3%	19.7%
Loan-to-Value >=81	-	-	-	-	-
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	-				
Weighted Average		5.50%	102.7%	107.1%	27.3%

20 Years Weighted Average Maturity					
Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-month CPR
Generic	$130,089	5.55%	103.1%	109.0%	29.4%
Loan Balance <=$175k	-	-	-	-	-
Loan-to-Value >=81	-	-	-	-	-
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	-	-	-	-	-
Weighted Average		5.55%	103.1%	109.0%	29.4%

>=30 Years Weighted Average Maturity					
Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-month CPR
Generic	$3,645,413	5.77%	101.5%	108.1%	39.9%
Loan Balance <=$175k	1,377,727	5.54%	104.0%	110.9%	32.6%
Loan-to-Value >=81	925,291	6.29%	101.8%	110.4%	39.6%
100% Investor Owned	1,017	7.00%	106.2%	114.9%	0.0%
Jumbo Conforming	342,697	5.48%	103.3%	106.4%	37.9%
Weighted Average		5.78%	102.2%	109.0%	38.1%

Note: Portfolio data as of March 31, 2013. Certain securities are classified under more than one category.

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1515Unaudited, dollars in thousands except per share amounts Last Five Quarters Summary Data (1) Adjusted net income excludes unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities and net loss on extinguishment of the 4% Convertible Notes. For the quarters ended March 31, 2013 December 31, 2012 September 30, 2012 June 30, 2012 March 31, 2012 Net income (loss) per share: Net income (loss) $0.90 $0.70 $0.22 ($0.10) $0.92 Adjusted net income (loss)(1) $0.47 $0.46 $0.45 $0.55 $0.54 Dividends declared per common share $0.45 $0.45 $0.50 $0.55 $0.55 Total common and preferred dividends declared $444,165 $451,870 $496,606 $542,406 $538,338 Annualized interest rate spread during the quarter: Annualized yield on average interest-earning assets 2.37% 2.45% 2.54% 3.04% 3.23% Annualized cost of funds on average interest-bearing liabilities 1.46% 1.50% 1.52% 1.50% 1.52% Annualized Interest rate spread 0.91% 0.95% 1.02% 1.54% 1.71% Leverage 6.6x 6.5x 6.0x 6.0x 5.8x Common stock book value per share $15.19 $15.85 $16.60 $16.23 $16.18 Annualized return on average equity: Net income (loss) 22.29% 16.97% 5.39% (2.26%) 22.73% Adjusted net income (loss)(1) 11.90% 11.27% 10.78% 13.56% 13.34%

1616For the quarters ended March 31, 2013 December 31, 2012 September 30, 2012 June 30, 2012 March 31, 2012 Total Agency mortgage-backed securities and debentures $112,226,950 $126,972,775 $132,533,252 $119,751,155 $111,790,839 % Fixed-rate 92% 93% 93% 92% 91% % Adjustable-rate 8% 7% 7% 7% 8% % Floating-rate 0% 0% 0% 1% 1% Weighted-average three-month constant prepayment rate (CPR) 18% 19% 20% 19% 19% Net premium and discount balance in Agency MBS portfolio $5,367,186 $5,833,988 $5,453,012 $4,467,122 $3,820,276 Net premium and discount balance as % of stockholders’ equity 35.1% 36.6% 31.9% 27.4% 24.0% Weighted-average purchase price 103.9% 103.8% 103.7% 103.2% 102.9% Weighted average days to maturity of interest-bearing liabilities 202 197 220 216 127 Weighted average rate on repurchase agreements 0.59% 0.63% 0.61% 0.59% 0.49% Notional amount of interest rate swaps as a % of Inv. Securities 46% 40% 38% 41% 40% Weighted average pay rate on interest swaps 2.08% 2.21% 2.23% 2.29% 2.42% Weighted average receive rate on interest swaps 0.23% 0.24% 0.27% 0.30% 0.31% Weighted average net rate on interest swaps 1.85% 1.97% 1.96% 1.99% 2.11% Unaudited, dollars in thousands Last Five Quarters Summary Data